EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Noble Corporation (the “Company”) on Form 10-K for the period ended December 31, 2006, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Mark A. Jackson, Chief Executive Officer, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2007	/s/ MARK A. JACKSON
Mark A. Jackson
Chief Executive Officer, President and Chief Operating Officer of Noble Corporation